                                                                    EXHIBIT 25.1

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM T-1

                                   ----------

                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                                   ----------

          Check if an application to determine eligibility of a trustee pursuant to section 305(b)(2) [ ]

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                                  SUNTRUST BANK
               (Exact name of trustee as specified in its charter)

                  GEORGIA                                       58-0466330
     (Jurisdiction of incorporation or                       (I.R.S. Employer
 organization if not a U.S. national bank)                Identification Number)

                         303 PEACHTREE STREET, NORTHEAST
                                   30TH FLOOR
                             ATLANTA, GEORGIA 30308
               (Address of principal executive offices) (Zip Code)

                                   ----------

                                NANCY C. HARRISON
                   VICE PRESIDENT, CORPORATE TRUST DEPARTMENT
                                  SUNTRUST BANK
                               MAIL CODE HDQ-5310
                              919 EAST MAIN STREET
                            RICHMOND, VIRGINIA 23219
                                 (804) 782-5726
            (Name, address and telephone number of agent for service)

                                   ----------

                            P. H. GLATFELTER COMPANY
               (Exact name of obligor as specified in its charter)

          PENNSYLVANIA                                          23-0628360
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                           Identification Number)

      PHG TEA LEAVES, INC.                    DELAWARE                     52-2068690
        MOLLANVICK, INC.                      DELAWARE                     52-2068900
THE GLATFELTER PULP WOOD COMPANY              MARYLAND                     23-1519556
 GLT INTERNATIONAL FINANCE, LLC               DELAWARE                     32-0019096
       GLENN-WOLFE, INC.                      DELAWARE                     52-2017675
    GLATFELTER HOLDINGS, LLC                  DELAWARE                     20-3878695
  GLATFELTER HOLDINGS II, LLC                 DELAWARE                     20-3878722
   (Exact name of co-obligors      (State or other jurisdiction of      (I.R.S. Employer
 as specified in their charters)    incorporation or organization)   Identification Number)

                        96 SOUTH GEORGE STREET, SUITE 500
                            YORK, PENNSYLVANIA 17401
               (Address of principal executive offices) (Zip Code)

                                   ----------

                          7 1/8% SENIOR NOTES DUE 2016
                       (Title of the indenture securities)

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1.   GENERAL INFORMATION.

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

               DEPARTMENT OF BANKING AND FINANCE,
               STATE OF GEORGIA
               2990 BRANDYWINE ROAD, SUITE 200
               ATLANTA, GEORGIA 30341-5565

               FEDERAL RESERVE BANK OF ATLANTA
               1000 PEACHTREE STREET N.E.
               ATLANTA, GEORGIA 30309-4470

               FEDERAL DEPOSIT INSURANCE CORPORATION
               550 17TH STREET N.W.
               WASHINGTON, D.C. 20429-9990

     (b)  Whether it is authorized to exercise corporate trust powers.

               YES.

2.   AFFILIATIONS WITH OBLIGOR.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

               NONE.

3-12. NO RESPONSES ARE INCLUDED FOR ITEMS 3 THROUGH 12. RESPONSES TO THOSE ITEMS
     ARE NOT REQUIRED BECAUSE, AS PROVIDED IN GENERAL INSTRUCTION B AND AS SET FORTH IN ITEMS 13(a) AND 13(b) BELOW, THE OBLIGOR IS NOT IN DEFAULT ON ANY SECURITIES ISSUED UNDER INDENTURES UNDER WHICH SUNTRUST BANK IS A TRUSTEE.

13.  DEFAULTS BY THE OBLIGOR.

     (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

               THERE IS NOT AND HAS NOT BEEN ANY DEFAULT UNDER THIS INDENTURE.

     (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are

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          outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

               THERE HAS NOT BEEN ANY SUCH DEFAULT.

14-15. NO RESPONSES ARE INCLUDED FOR ITEMS 14 AND 15. RESPONSES TO THOSE ITEMS
     ARE NOT REQUIRED BECAUSE, AS PROVIDED IN GENERAL INSTRUCTION B AND AS SET FORTH IN ITEMS 13(a) AND 13(b) ABOVE, THE OBLIGOR IS NOT IN DEFAULT ON ANY SECURITIES ISSUED UNDER INDENTURES UNDER WHICH SUNTRUST BANK IS A TRUSTEE.

16.  LIST OF EXHIBITS.

     List below all exhibits filed as a part of this statement of eligibility; exhibits identified in parentheses are filed with the Securities and Exchange Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939, as amended.

     (1) A copy of the Articles of Amendment and Restated Articles of Incorporation of the trustee as now in effect (Exhibit 1 to Form T-1 filed as Exhibit 25.1 to Registration No. 333-121977 filed by Boston Private Financial Holdings, Inc.).

     (2) A copy of the certificate of authority of the trustee to commence business (Exhibits 2 and 3 to Form T-1 filed as Exhibit 25.1 to Registration No. 333-121977 filed by Boston Private Financial Holdings, Inc.).

     (3) A copy of the authorization of the trustee to exercise corporate trust powers (Exhibits 2 and 3 to Form T-1 filed as Exhibit 25.1 to Registration No. 333-121977 filed by Boston Private Financial Holdings, Inc.).

     (4) A copy of the existing by-laws of the trustee as now in effect. (Exhibit 4 to Form T-1 filed as Exhibit 25.1 to Registration No. 333-128720 filed by Bunge Limited Finance Corp.).

     (5)  Not applicable.

     (6) The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

     (7) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority as of the close of business on June 30, 2006.

     (8)  Not applicable.

     (9)  Not applicable.

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, SunTrust Bank, a banking corporation organized and existing under the laws of the State of Georgia, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Richmond and the Commonwealth of Virginia, on the 22nd day of September, 2006.

                                        SUNTRUST BANK


                                        By: /s/ Nancy C. Harrison
                                            ------------------------------------
                                            Nancy C. Harrison
                                            Vice President, Corporate Trust
                                            Department

                              EXHIBIT 1 TO FORM T-1

                            ARTICLES OF INCORPORATION
                                       OF
                                  SUNTRUST BANK

               (Incorporated by reference to Exhibit 1 to Form T-1
              filed as Exhibit 25.1 to Registration No. 333-121977
                filed by Boston Private Financial Holdings, Inc.)

                              EXHIBIT 2 TO FORM T-1

                            CERTIFICATE OF AUTHORITY
                                       OF
                       SUNTRUST BANK TO COMMENCE BUSINESS

           (Incorporated by reference to Exhibits 2 and 3 to Form T-1 filed as Exhibit 25.1 to Registration No. 333-121977
                filed by Boston Private Financial Holdings, Inc.)

                              EXHIBIT 3 TO FORM T-1

                                  AUTHORIZATION
                                       OF
                            SUNTRUST BANK TO EXERCISE
                             CORPORATE TRUST POWERS

           (Incorporated by reference to Exhibits 2 and 3 to Form T-1 filed as Exhibit 25.1 to Registration No. 333-121977
                filed by Boston Private Financial Holdings, Inc.)

                              EXHIBIT 4 TO FORM T-1

                                  SUNTRUST BANK
                                     BYLAWS

    (Incorporated by reference to Exhibit 4 to Form T-1 filed as Exhibit 25.1 to Registration No. 333-128720 filed by Bunge Limited Finance Corp.)

                              EXHIBIT 5 TO FORM T-1

                    (Intentionally Omitted. Not Applicable.)

                              EXHIBIT 6 TO FORM T-1

                               CONSENT OF TRUSTEE

Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance of the 7 1/8% Senior Notes due 2016 of P. H. Glatfelter Company and the related Guarantees thereof, SunTrust Bank hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                        SUNTRUST BANK


September 22, 2006                      By: /s/ Nancy C. Harrison
                                            ------------------------------------
                                            Nancy C. Harrison
                                            Vice President, Corporate Trust
                                            Department

                              EXHIBIT 7 TO FORM T-1

                               REPORT OF CONDITION
                                   (ATTACHED)

SunTrust Bank
303 PEACHTREET STREET, NORTHEAST                            FFIEC 031
ATLANTA, GA 30308                               Consolidated Report of Condition
FDIC Certificate Number: 867                            for June 30, 2006

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet

                           Dollar Amounts in Thousands

ASSETS
 1. Cash and balances due from depository institutions
    (from Schedule RC-A)
    a. Noninterest-bearing balances and currency and
       coin(1)                                           RCFD 0081     4,433,095
    b. Interest-bearing balances(2)                      RCFD 0071        21,361
 2. Securities:
    a. Held-to-maturity securities (from Schedule
       RC-B, column A)                                   RCFD 1754             0
    b. Available-for-sale securities (from Schedule
       RC-B, column D)                                   RCFD 1773    24,193,578
 3. Federal funds sold and securities purchased under
       agreements to resell
    a. Federal funds sold in domestic offices            RCON B987       159,550
    b. Securities purchased under agreements to
       resell(3)                                         RCFD B989     4,899,554
 4. Loans and lease financing receivables (from
    Schedule RC-C):
    a. Loans and leases held for sale                    RCFD 5369    10,708,007
    b. Loans and leases, net of unearned income          RCFD B528   120,303,819
    c. LESS: Allowance for loan and lease losses         RCFD 3123     1,060,615
    d. Loans and leases, net of unearned income and
       allowance (item 4.b minus 4.c)                    RCFD B529   119,243,204
 5. Trading assets (from Schedule RC-D)                  RCFD 3545     2,137,400
 6. Premises and fixed assets (including capitalized
    leases)                                              RCFD 2145     1,685,431
 7. Other real estate owned (from Schedule RC-M)         RCFD 2150        63,216
 8. Investments in unconsolidated subsidiaries and
    associated companies (from Schedule RC-M)            RCFD 2130             0
 9. NOT APPLICABLE
10. Intangible assets:
    a. Goodwill                                          RCFD 3163     6,439,017

    b. Other intangible assets (from Schedule RC-M)      RCFD 0426     1,028,068
11. Other assets (from Schedule RC-F)                    RCFD 2160     6,430,687
12. Total assets (sum of items 1 through 11)             RCFD 2170   181,442,168

LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A
       and C from Schedule RC-E, part I)                 RCON 2200   117,956,301
       (1) Noninterest-bearing(4)                        RCON 6631    10,650,037
       (2) Interest-bearing                              RCON 6636   107,306,264
    b. In foreign offices, Edge and Agreement
       subsidiaries, and IBFs (from Schedule RC-E,
       part II)                                          RCFN 2200     9,193,726
       (1) Noninterest-bearing                           RCFN 6631             0
       (2) Interest-bearing                              RCFN 6636     9,193,726
14. Federal funds purchased and securities sold under
    agreements to repurchase
    a. Federal funds purchased in domestic offices(5)    RCON B993     4,527,339
    b. Securities sold under agreements to
       repurchase(6)                                     RCFD B995    11,404,152
15. Trading liabilities (from Schedule RC-D)             RCFD 3548     1,413,850
16. Other borrowed money (includes mortgage
    indebtedness and obligations under capitalized
    leases) (from Schedule RC-M)                         RCFD 3190    10,889,786
17. NOT APPLICABLE
18. NOT APPLICABLE
19. Subordinated notes and debentures(7)                 RCFD 3200     3,696,769
20. Other liabilities (from Schedule RC-G)               RCFD 2930     3,232,574
21. Total liabilities (sum of items 13 through 20)       RCFD 2948   162,314,497
22. Minority interest in consolidated subsidiaries       RCFD 3000       484,943

EQUITY CAPITAL
23. Perpetual preferred stock and related surplus        RCFD 3838             0
24. Common stock                                         RCFD 3230        21,600
25. Surplus (exclude all surplus related to preferred
       stock)                                            RCFD 3839    11,318,879
26. a. Retained earnings                                 RCFD 3632     7,131,516
    b. Accumulated other comprehensive income(8)         RCFD B530       170,733
27. Other equity capital components(9)                   RCFD A130             0
28. Total equity capital (sum of items 23 through 27)    RCFD 3210    18,642,728
29. Total liabilities, minority interest, and equity
       capital (sum of items 21, 22, and 28)             RCFD 3300   181,442,168

Memorandum

TO BE REPORTED WITH THE MARCH REPORT OF CONDITION.                   NUMBER

 1. Indicate in the box at the right the number of the
    statement below that best describes the most
    comprehensive level of auditing work performed
    for the bank by independent external auditors
    as of any date during 2005                           RCFD 6724   N/A

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Attestation on bank management's assertion on the effectiveness of the bank's internal control over financial reporting by a certified public accounting firm

4 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

5 = Directors' examination of the bank performed by other external auditors
    (may be required by state chartering authority)

6 = Review of the bank's financial statements by external auditors

7 = Compilation of the bank's financial statements by external auditors

8 = Other audit procedures (excluding tax preparation work)

9 = No external audit work

----------
(1)  Includes cash items in process of collection and unposted debits.

(2)  Includes time certificates of deposit not held for trading.

(3) Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.

(4) Includes total demand deposits and noninterest-bearing time and savings deposits.

(5) Report overnight Ferderal Home Loan Bank advances in Schedule RC, item 16,"Other borrowed money."

(6) Includes all securities repurchase agreements in domestic and foreign offices, regardless of maturity.

(7)  Includes limited-life preferred stock and related surplus.

(8) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.

(9)  Includes treasury stock and unearned Employee Stock Ownership Plan shares.

                              EXHIBIT 8 TO FORM T-1

                    (Intentionally Omitted. Not Applicable.)

                              EXHIBIT 9 TO FORM T-1

                    (Intentionally Omitted. Not Applicable.)